SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               November 25, 2005
                               -----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                         Trinity Learning Corporation
                         ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Utah                       0-8924                 73-0981865
        ----                       ------                 ----------
   (State or other           (Commission File No.)    (IRS Employer I.D. No.)
    Jurisdiction)

                       3685 Mt. Diablo Blvd., Suite 161
                         Lafayette, California 94549
                         ---------------------------
                   (Address of Principal Executive Offices)

                                 925-284-8025
                                 ------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
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     On November 25, 2005, Edward P. Mooney, a co-founder of the Company, resigned as President of the Company in order to devote his time to development of the Company's EducacionAmericas division, targeting education, learning and training opportunities for the Hispanic market in North America, where he will serve as President of the division. Mr. Mooney will also continue to serve as Chief Learning Officer of the Company.

     Douglas D. Cole, the Company's Chief Executive Officer, was appointed to fill the vacancy created by Mr. Mooney's resignation on November 25, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRINITY LEARNING CORPORATION

Date: 12/6/05                            /s/ Douglas D. Cole
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                                        Douglas D. Cole
                                        Chief Executive Officer and President